A.M. Castle & Co. 8-K

Exhibit 10.2

SECOND AMENDMENT

TO CREDIT AND GUARANTY AGREEMENT

This SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Second Amendment”) is dated as of April ___, 2017 and entered into by and among A.M. CASTLE & CO., a corporation organized under the laws of the state of Maryland (the “Company”) and TOTAL PLASTICS INC., a corporation organized under the laws of the state of Michigan (“TPI”; and together with the Company, each, a “Borrower” and collectively, the “Borrowers”), A.M. CASTLE & CO. (CANADA) INC., a corporation existing under the laws of the province of British Columbia, Canada (“Castle Canada”), HY-ALLOY STEELS COMPANY, a corporation organized under the laws of the state of Delaware (“HY-Alloy”), KEYSTONE SERVICE, INC., a corporation organized under the laws of the state of Indiana (“Keystone Service”) and KEYSTONE TUBE COMPANY, LLC, a limited liability company organized under the laws of the state of Delaware (“Keystone”; and together with Castle Canada, HY-Alloy, Keystone Service and each other Subsidiary (as defined in the Agreement that is defined below) of the Company party hereto from time to time as a guarantor, a “Guarantor” and collectively, the “Guarantors”), the Lenders party to the Agreement from time to time, CANTOR FITZGERALD SECURITIES (“Cantor Fitzgerald”, as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”), and is made with reference to that certain Credit and Guaranty Agreement dated as of December 8, 2016 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), by and between the Borrowers, the Guarantors, the Lenders, the Administrative Agent, and the Collateral Agent. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

RECITALS

WHEREAS, the Borrowers, the Lenders, the Guarantors, the Administrative Agent, and the Collateral Agent entered into the Agreement on or about December 8, 2016;

WHEREAS, the Agreement contains certain negative financial covenants with respect to the operating performance, working capital, and liquidity of the Company;

WHEREAS, the Lenders are willing to waive such financial covenants for a limited period of time; and

WHEREAS, the Borrowers, the Guarantors, the Lenders, the Administrative Agent and the Collateral Agent desire to amend the Agreement accordingly as set forth below on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Borrowers, the Guarantors, the Lenders, the Administrative Agent, and the Collateral Agent hereby agree as follows:

Section 1.

AMENDMENTS TO THE AGREEMENT

1.1              Amendments to Section 5: Affirmative Covenants

A.       Section 5.1(i) (Financial Plan) of the Agreement is hereby amended to provide that subsections (iii) and (iv) relating to compliance with Section 6.7 of the Agreement and adequate liquidity are not applicable from March 31, 2017 through and including May 31, 2018.

1.2              Amendments to Section 6: Negative Covenants

A.                Section 6.6 (Investments) of the Agreement at subsection (g) is hereby amended to provide that the reference to Section 6.7 of the Agreement is not applicable from March 31, 2017 through and including May 31, 2018.

B.                 Section 6.7 (Financial Covenants) of the Agreement is hereby amended to provide that this provision is not applicable from March 31, 2017 through and including May 31, 2018.

Section 2.               CONDITIONS TO EFFECTIVENESS

Section 1 of this Second Amendment shall become effective only upon execution of this Second Amendment by each of the parties hereto.

Section 3.               REPRESENTATIONS AND WARRANTIES

A.                Credit Party Representations and Warranties. Each of the Credit Parties represents and warrants as follows:

(i)                 Authorization. The execution, delivery and performance by each Credit Party of this Second Amendment and the incurrence of all obligations hereunder, are within such Credit Party’s corporate powers and have been duly authorized by all necessary corporate action.

(ii)              No Conflict. The execution, delivery and performance by each Credit Party of this Second Amendment do not (i) violate such Credit Party’s certificate of formation or operating agreement, or (ii) violate any law or regulation or any order, judgment or decree of any court or governmental agency body binding on such Credit Party, or (iii) result in a breach of or a default under, or result in or require the imposition of a Lien pursuant to any contract.

(iii)            Governmental Consents. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Credit Parties of this Second Amendment.

(iv)             Validity. This Second Amendment and the Agreement as amended hereby are legal, valid, and binding obligations of each Credit Party, enforceable against each Credit Party in accordance with each such document’s terms, except as enforcement may be limited by applicable laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

Section 4.

MISCELLANEOUS

A.                Reference to and Effect on the Agreement and the Other Credit Documents.

(i)                 Except as specifically amended by this Second Amendment, the Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(ii)              The execution, delivery and performance of this Second Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lenders under the Agreement or any of the other Credit Documents.

B.                 Fees and Expenses. The Borrowers acknowledge that all costs, fees and expenses as described in Section 10.2 of the Agreement incurred by any Agent and the Lenders with respect to this Second Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrowers.

C.                Instruction to the Agents. Each of the Lenders signatory hereto (constituting Requisite Lenders) directs the Administrative Agent to execute and deliver this Second Amendment and authorize the Administrative Agent to take action as agent on its behalf and to exercise such powers and discretion under the Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto.  The Loan Parties and Lenders agree that the indemnifications provided in Sections 9.4, 9.7 and 10.3 of the Agreement apply to the foregoing instruction and the execution of this Second Amendment.

D.                Headings. Section headings in this Second Amendment are included for convenience of reference only and shall not be given any substantive effect.

E.                 Applicable Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

F.              Counterparts; Effectiveness. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

A.M. CASTLE & CO.

By:	/s/ Patrick R. Anderson
Name: Patrick R. Anderson
Title: Chief Financial Officer & Treasurer

TOTAL PLASTICS, INC.

By:	/s/ Patrick R. Anderson
Name: Patrick R. Anderson
Title: Vice President & Treasurer

GUARANTORS:

A.M. CASTLE & CO. (CANADA) INC.

By:	/s/ Patrick R. Anderson
Name: Patrick R. Anderson
Title: Vice President, Chief Financial Officer & Treasurer

HY-ALLOY STEELS COMPANY

By:	/s/ Patrick R. Anderson
Name: Patrick R. Anderson
Title: Treasurer

KEYSTONE SERVICE, INC.

By:	/s/ Patrick R. Anderson
Name: Patrick R. Anderson
Title: Treasurer

KEYSTONE TUBE COMPANY, LLC

By:	/s/ Patrick R. Anderson
Name: Patrick R. Anderson
Title: Treasurer

HIGHBRIDGE INTERNATIONAL LLC,
as Lender

By:	HIGHBRIDGE CAPITAL MANAGEMENT, LLC,
as Trading Manager

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director

HIGHBRIDGE TACTICAL CREDIT & CONVERTIBLES MASTER FUND, L.P.,
as Lender

By:	HIGHBRIDGE CAPITAL MANAGEMENT, LLC,
as Trading Manager

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director

[Signature page to the Amendment No. 2 to the Credit Agreement]

CORRE OPPORTUNITIES QUALIFIED MASTER FUND, LP,
as Lender

By:	/s/ Eric Soderlund
Name: Eric Soderlund
Title: Authorized Signatory

CORRE OPPORTUNITIES FUND, LP,
as Lender

By:	/s/ Eric Soderlund
Name: Eric Soderlund
Title: Authorized Signatory

CORRE OPPORTUNITIES II MASTER FUND, LP,
as Lender

By:	/s/ Eric Soderlund
Name: Eric Soderlund
Title: Authorized Signatory

[Signature page to the Amendment No. 2 to the Credit Agreement]

WFF CAYMAN II LTD.,
as Lender

By:	WOLVERINE ASSET MANAGEMENT, LLC, its investment manager

By:	/s/ Kenneth L. Nadel
Name: Kenneth L. Nadel
Title: Chief Operating Officer

[Signature page to the Amendment No. 2 to the Credit Agreement]

CANTOR FITZGERALD SECURITIES,
as Administrative Agent and Collateral Agent

By:	/s/ James Bond
Name: James Bond
Title: Chief Operating Officer

[Signature page to the Amendment No. 2 to the Credit Agreement]